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                                                                    EXHIBIT 13.1

                              GRUPO TELEVISA, S.A.

              SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Emilio Azcarraga Jean, Chairman of the Board, President and Chief Executive Officer of Grupo Televisa, S.A. (the "Company"), hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Company's annual report on Form 20-F/A for the fiscal year ended December 31, 2004, to which this statement is filed as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 7, 2005

                                    By: /s/   Emilio Azcarraga Jean
                                        -----------------------------------
                                        Name: Emilio Azcarraga Jean
                                        Title: Chairman of the Board, President
                                              and Chief Executive Officer